Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the 15 day of November, 2021, by and among AcelRx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investors set forth on the signature pages hereto (the “Investors”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Purchase and Sale of Securities.

1.1 Sale and Issuance. Subject to the terms and conditions of this Agreement, each Investor, severally and not jointly, agrees to purchase at the Closing and the Company agrees to sell and issue to such Investor at the Closing the number, as set forth on such Investor’s signature page hereof, of (i)  shares of the Company’s common stock, $0.001 par value (the “Common Stock”) at a purchase price of $0.80 per share (the “Shares”) (ii) the number of warrants, in the form of Exhibit A attached hereto, to purchase shares of Common Stock at an exercise price of $1.00 per warrant (the “Warrants”) and (iii) the number of shares of Common Stock issuable upon exercise of the Warrants ( the “Warrant Shares”, and together with the Shares and the Warrants, the “Securities”),

1.2 Closing. The purchase and sale of the Securities shall take place at the offices of Cooley LLP located at 3175 Hanover Street, Palo Alto, California 94304 at 10:00 A.M. Pacific Time, on November 17, 2021, or at such other time and place as the Company and the Investors may mutually agree upon in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall cause its transfer agent to deliver to each Investor, via electronic book-entry, the Securities that such Investor is purchasing against payment of the purchase price therefor by wire transfer of immediately available funds to an account specified by the Company in writing to the Investors.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:

2.1 The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such form (Registration File No. 333-239156), which became effective on July 8, 2020, for the registration under the Securities Act of the Securities. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a prospectus supplement to be filed with the Commission on November 15, 2021. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form filed with the Commission on June 12, 2020, is hereinafter called the “Base Prospectus”; and the form of prospectus supplement, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) on November 15, 2021 is hereinafter called the “Prospectus Supplement.” Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, including the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) , on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

2.2 The Registration Statement contains all exhibits and schedules as required by the Securities Act and the Rules and Regulations. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act and the Rules and Regulations or will not be filed within the requisite time period.

2.3 Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act and the Rules and Regulations.

2.4 The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a material adverse effect on the business, properties, operations, condition (financial or otherwise) or results of operations of the Company taken as a whole, or in its ability to perform its obligations under this Agreement (a “Material Adverse Effect”). All direct and indirect subsidiaries of the Company (“Subsidiaries”) are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect on the assets, business or operations of the Company taken as a whole.

2.5 The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Agreement to which it is a party by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further corporate consent or action is required to be obtained by the Company, its Board of Directors or its stockholders in connection therewith. The Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.6 The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and free and clear of all liens, and will not be issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. When paid for and issued in accordance with this Agreement, the Warrants will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and shall reserve from its duly authorized capital stock the maximum number of Warrant Shares issuable pursuant to the Warrants.

2.7 The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provision pursuant to the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights pursuant to the Agreement and the transactions contemplated hereby, including without limitation, as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities. All such anti-takeover provisions in effect as of the date hereof are summarized generally in the Base Prospectus under the caption, “Description of Capital Stock – Anti-Takeover Effects of Provisions of our Charter and Bylaws and Delaware Law.”

2.8 All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

2.9 The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the Commission is currently contemplating terminating such registration. The Company is currently in compliance with all applicable listing and maintenance requirements of The Nasdaq Stock Market (“Nasdaq”) and, except as disclosed in its filings with the Commission, the Company has not, in the 12 months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance with such listing or maintenance requirements.

3. Representations and Warranties of the Investor. Each Investor hereby represents and warrants to the Company that the Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. Miscellaneous.

4.1 Integration. After this transaction, the Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities such that the rules of Nasdaq would require stockholder approval of this transaction prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to conflicts of laws principles that would result in the application of the laws of another jurisdiction.

4.4 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature on this Agreement or any instrument pursuant to Section 4.8 hereof is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a legally valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

4.7 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

4.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Investor.

4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.10 Entire Agreement. This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

4.11 Indemnification. Subject to the provisions of this Section 4.11, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against an Investor, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Investor or any governmental or regulatory agency, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a material breach of such Investor’s representations, warranties or covenants in this Agreement or any material violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to engage separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the engagement thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by a Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement. To the extent that an Investor Party wishes to seek indemnification under this Section 4.11, such Investor Party must provide the Company with written notice asserting a claim under this Section 4.11, with such notice to be provided within one year from the Closing. If an Investor Party fails to provide such written notice within this one-year period, the Investor Party shall no longer be entitled to indemnification by the Company hereunder.

4.12 Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Securities to the Investors.

4.13 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement or any amendments hereto.

4.14 Warrant Shares. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall immediately notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or the Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

4.15 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of each Purchaser in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of each Purchaser to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth therein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

AcelRx PHARMACEUTICALS, INC.

By:
Name:	Vincent J. Angotti
Title:	Chief Executive Officer
Address:	25821 Industrial Boulevard, Suite 400
Hayward, CA 94545

[Company Signature Page to Securities Purchase Agreement]

In Witness WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

Name of Investor: [●]

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory: [●]

Title of Authorized Signatory: [●]

Email Address of Authorized Signatory: [●]

Address for Notice of Investor: [●]

Telephone: [●]

With a copy to (which shall not constitute notice):

Address for delivery of the Securities via electronic book entry for Investor (if not same as address for notice):

Number of Securities to Be Purchased: [●]

Number of Warrant Shares: [●]

Total Purchase Price: [●]

[Investor Signature Page to Securities Purchase Agreement]

EXHIBIT A

Form of Warrant